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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 16, 2004
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22023                77-0156161
(State or other jurisdiction of    (Commission            (I.R.S. employer
 incorporation or organization)      File No.)         identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On June 16, 2004, Macrovision Corporation signed a definitive agreement to acquire the assets and operations of privately held InstallShield Software Corporation of Schaumburg, Illinois for $76 million in a cash transaction. An additional payment of up to $20 million is contingent upon post-acquisition performance.


ITEM 9.  REGULATION FD DISCLOSURE.

The press release issued June 16, 2004, relating to the signing of the definitive agreement to acquire the assets and operations of InstallShield Software Corporation is attached hereto as Exhibit 99.1 and furnished pursuant to Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MACROVISION CORPORATION
                                                (Registrant)




Date:  June 16, 2004                       By:  /s/ Ian Halifax
                                                --------------------------------
                                                Ian Halifax
                                                Executive Vice President and
                                                Chief Financial Officer